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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): May 18, 2000


                               Paxar Corporation
             (Exact name of registrant as specified in its charter)


          New York                     0-5610                  13-5670050
(State or Other Jurisdiction  (Commission File Number) (IRS Employer Ident. No.)
     of Incorporation)


             105 Corporate Park Drive, White Plains, New York 10604
                 (Address of Principal Executive Offices)(Zip Code)


                                 (914) 697-6800
               Registrant's telephone number, including area code
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Item 2.  Acquisition or Disposition of Assets.

         On May 18, 2000 the Registrant purchased the Bornemann & Bick ("B&B") group of companies for $57 million of cash and the assumption of $4 million of indebtedness. The acquisition consisted of the purchase of all of the partnership interests of Bornemann & Bick KG, a German partnership, from Gerhard Bornemann and Ulrich Bornemann, and a purchase of all of the stock of Bonny Nice Industries Limited, a Hong Kong corporation, from Ulrich Wilhelm Helmut Bornemann. Messrs. Gerhard Bornemann, Ulrich Bornemann, and Ulrich Wilhelm Helmut Bornemann were not affiliated with the Registrant before the transaction. The Registrant used cash on hand to pay the cash portion of the purchase price.

         The B&B group of companies manufactures a broad range of apparel identification products and has operations in Germany, Hong Kong, China, Turkey, Poland, India and Spain. The Registrant expects to continue B&B's operations as a part of the Registrant's international operations.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (a)      Financial Statement of Business Acquired.

         In accordance with Item 7(a)(4) of Form 8-K, the Registrant will file the financial statements of the business acquired as required by Item 7(a)(1) within sixty days after the filing of this Report.

         (b)      Pro Forma Financial Information.

         In accordance with Item 7(b)(2) of Form 8-K, the Registrant will file the pro forma financial information required by Item 7(b) within sixty days after the filing of this Report.

          (c)     Exhibits.

         10.1 Commercial Limited Partnership Interest Purchase and Assignment Agreement, dated May 18, 2000, among the Registrant, Bornemann & Bick GmbH & Co. KG, Gerhard Bornemann, and Ulrich Bornemann.

         10.2 Sale and Purchase Agreement, dated May 18, 2000, between Paxar Far East Limited and Ulrich Wilhelm Helmut Bornemann.

         99.1     Press Release of Paxar Corporation, dated May 22, 2000.

                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        PAXAR CORPORATION
                                        (Registrant)



Date: May 31, 2000                      By: /s/ Jack R. Plaxe
                                           -------------------------------------
                                              Jack R. Plaxe
                                              Senior Vice President and
                                              Chief Financial Officer

                                       -2-
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                                  EXHIBIT INDEX

Exhibit No.                                      Description
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
    10.1         Commercial Limited Partnership Interest Purchase and Assignment Agreement, dated
                 May 18, 2000, among the Registrant, Bornemann & Bick GmbH & Co. KG, Gerhard
                 Bornemann, and Ulrich Bornemann.

    10.2         Sale and Purchase Agreement, dated May 18, 2000, between Paxar Far East Limited and Ulrich Wilhelm Helmut Bornemann.

    99.1         Press Release of Paxar Corporation, dated May 22, 2000.